Transamerica Hanlon Income VP (formerly, Transamerica Hanlon Managed
Income VP)
Summary Prospectus
May 1, 2012
Class	Initial & Service
& Ticker	Not Applicable
This summary prospectus is designed to provide shareholders with key portfolio information in a clear and concise format. Before you invest, you may want to review the portfolio's prospectus, which contains more information about the portfolio and its risks. You can find the portfolio's prospectus and other information about the portfolio, including the portfolio's statement of additional information and most recent reports to shareholders, online at http://www.transamericaseriestrust.com/prospectus. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The portfolio's prospectus and statement of additional information, dated May 1, 2012, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the portfolio's annual report to shareholders, dated December 31, 2011, are incorporated by reference into this summary prospectus.
Investment Objective: Seeks income and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.90%	0.90%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.05%	0.05%
Acquired fund fees and expenses	0.32%	0.32%
Total annual fund operating expenses[a]	1.27%	1.52%
[a]	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Class	1 year	3 years	5 years	10 years
Initial	$ 129	$ 435	$ 762	$ 1,689
Service	$ 155	$ 480	$ 829	$ 1,813
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 297% of the average value of its portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds, and money market mutual funds (collectively, the “underlying portfolios”).
•	The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. The sub-adviser believes that identifying positive trends in asset class price patterns is critical to long term investment success. The sub-adviser attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.
•	Under normal circumstances, the portfolio’s bond allocation will vary between 0% and 100% of its net assets (which may include ETFs or closed-end funds investing in domestic and non-U.S. government and corporate bonds of any credit rating including junk bonds). Up to 25% of the portfolio’s assets may be invested in each of inverse, leveraged bond and currency-related underlying portfolios, and subject to an overall cap of 50% of portfolio assets in aggregate. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.
•	The portfolio uses a tactical and strategic asset allocation strategy. This involves the sub-adviser regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. The sub-adviser may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. The sub-adviser will attempt to capture short-term market opportunities by actively trading the underlying portfolios.
•	The sub-adviser may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If the sub-adviser does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.
Each underlying portfolio has its own investment objective, principal investment strategies and risks. The adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio.
It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.
The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.
The portfolio may be a significant shareholder in certain underlying portfolios.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. There is no assurance the portfolio will meet its investment objective. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.
•	Active Trading – The portfolio is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.
•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the portfolio’s yield will go down. To the extent that the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.
•	Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

•	Currency – The value of the portfolio’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline.
•	Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.
•	Extension – If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
•	Interest Rate – Interest rates may go up, causing the value of the portfolio’s investments to decline. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
•	Inverse Correlation – Shareholders should lose money when an inverse underlying portfolio's target index rises, which is a result that is the opposite from traditional funds.
•	Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments that have a leveraging effect on the portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have had. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
•	Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.
•	Manager – The sub-adviser to the portfolio actively manages the portfolio’s investments. Consequently, the portfolio is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the portfolio's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.
•	Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The portfolio also may lose any premium it paid on the security.
•	Tactical Asset Allocation – Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.
•	Underlying Exchange Traded Funds and Investment Companies – Because the portfolio invests its assets in various underlying ETFs, closed-end funds and mutual funds (the “underlying portfolios”), its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF or closed-end fund generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of a closed-end fund or an ETF can fluctuate up and down, and the portfolio could lose money investing in such a fund or an ETF if the prices of the securities owned by the ETF go down. In addition, closed-end funds and ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of a closed-end fund’s or an ETF’s shares may be above or below the shares’ net asset value; (ii) an active trading market for a closed-end fund’s or an ETF’s shares may not develop or be maintained; or (iii) trading of a closed-end fund’s or an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices. The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower. Absent any limitation of the portfolio’s expenses, total returns would be lower. Index returns are since inception of the oldest share class.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	09/30/2010	1.84%
Worst Quarter:	12/31/2010	-1.51%
Average Annual Total Returns (periods ended December 31, 2011)
	1 Year	Since Inception	Inception Date
Initial Class	3.16%	5.33%	05/01/2009
Service Class	2.93%	5.09%	05/01/2009
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	7.45%
Bank of America Merrill Lynch 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.10%	0.14%
Management:
Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Hanlon Investment Management, Inc.
Portfolio Managers:
Sean Hanlon, Portfolio Manager since 2009
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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